Exhibit 10.4

FIRST AMENDMENT TO

EMPLOYMENT LETTER AGREEMENT

This First Amendment to the Employment Letter Agreement, dated January 14, 2017, between Sovos Brands Intermediate, Inc. (the “Company”) and Todd R. Lachman (the “Executive”) (the “Employment Agreement”) is made, entered into, and effective on the date set forth on the signature page hereto (the “Amendment Effective Date”) by and between the Company and Executive (“Amendment”). Capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Employment Agreement.

WHEREAS, Executive and Company mutually desire to amend the Employment Agreement pursuant to this Amendment as set forth below.

NOW, THEREFORE, Executive and Company hereby agree that, as of the Amendment Effective Date, the Employment Agreement is hereby amended as follows:

1.            The fourth prong of Section 6(e) is hereby amended as follows:

“(iv) the Executive’s place of employment becomes located outside the San Francisco Bay Area (defined as the following nine counties Alameda, Contra Costa, Marin, Napa, San Francisco, San Mateo, Santa Clara, Solano and Sonoma) or the Company no longer maintains offices in the San Francisco Bay Area”

2.            Effective immediately following the time the Company’s registration statement on Form S-1 related to its initial public offering is declared effective by the Securities and Exchange Commission, Section 13 is hereby replaced in its entirety with the following:

“13.      CODE SECTION 280G. In the event that it is determined that any payments or benefits provided under this Agreement, together with any payments or benefits to be provided under any other plan, program, arrangement or agreement, would constitute parachute payments within the meaning of Section 280G of the Code and would, but for this Section 13 be subject to the excise tax imposed under Section 4999 of the Code (or any successor provision thereto) or any similar tax imposed by state or local law or any interest or penalties with respect to such taxes (the “Excise Tax”), then the amounts of any such payments or benefits under this Agreement and such other arrangements shall be either (a) paid in full or (b) reduced to the minimum extent necessary to ensure that no portion of the payments or benefits is subject to the Excise Tax, whichever of the foregoing (a) or (b) results in the Executive’s receipt on an after-tax basis of the greatest amount of payments and benefits after taking into account the applicable federal, state, local and foreign income, employment and excise taxes (including the Excise Tax). The Company shall cooperate in good faith with the Executive in making such determination, including but not limited to providing the Executive with an estimate of any parachute payments as soon as reasonably practicable prior to an event constituting a change in the ownership or effective control of the Company or in the ownership of a substantial portion of the assets of the Company (within the meaning of Section 280G(b)(2)(A) of the Code). Any such reduction pursuant to this Section 13 shall be made in a manner that results in the greatest economic benefit for the Executive and is consistent with the requirements of Section 409A. Any determination required under this Section 13 shall be made in writing in good faith by a nationally recognized public accounting firm selected by mutual agreement of the Company and the Executive and paid for by the Company. The Company and the Executive shall provide the accounting firm with such information and documents as the accounting firm may reasonably request in order to make a determination under this Section 13.”

3.            Except as amended herein, the Employment Agreement is hereby ratified and affirmed.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned, intending to be legally bound, have executed this Amendment, effective as September 1, 2021.

Sovos Brands Intermediate, Inc.

By:	/s/ Christopher Hall
Name: Christopher Hall
Title: Treasurer and CFO

[Signature Page to Amendment to Employment Agreement]

IN WITNESS WHEREOF, the undersigned, intending to be legally bound, have executed this Amendment, effective as of September 1, 2021.

EXECUTIVE

/s/ Todd R. Lachman
Todd R. Lachman

[Signature Page to Amendment to Employment Agreement]